UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	August 23, 2005

WVS Financial Corp. (Exact name of registrant as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-22444 (Commission File Number)	25-1710500 (IRS Employer Identification No.)

9001 Perry Highway, Pittsburgh, Pennsylvania (Address of principal executive offices)	15237 (Zip Code)

Registrant's telephone number, including area code	(412) 364-1913

Not Applicable (Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

        On August 23, 2005, the Board of Directors of WVS Financial Corp. (the “Company”) amended the Bylaws of the Company to add a mandatory retirement age for directors and a residency requirement for directors. The amended Bylaws provide that no person may be eligible for election, reelection, appointment or reappointment as a director (i) after they reach 76 years of age and (ii) unless such person’s primary residence is in a county, city or town within the Commonwealth of Pennsylvania and not more than 35 miles from the main office or any branch office of West View Savings Bank.

Item 9.01       Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	The following exhibit is included with this Report:

Exhibit No. 3	Description Amended Bylaws of WVS Financial Corp.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WVS FINANCIAL CORP. By: /s/ David J. Bursic Name: David J. Bursic Title: President and Chief Executive Officer

Date: August 24, 2005

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